AD VALOREM DUTY PAID
ST. COLLECTOR

STAMP DUTY 48 15.05.12 48 HONG KONG

HONG KONG 00005.00 STAMP DUTY PAID

STAMP OFFICE 37 15.5.12 37 HONG KONG

HONGKONG XIBOLUN TECHNOLOGY LIMITED
香港希伯倫科技有限公司

I(We) 孫靈敏SUN LING MIN (Transferor) of
中國浙江省溫州市龍灣區沙城鎮大郎橋路54號 in consideration of the
Sum of Dollars TEN THOUSAND
paid to me (us) by (name in full) 陳詩昌CHEN SHIH CHANG
(occupation) MERCHANT
of (full address) 臺灣省桃園縣新屋鄉新榮路252巷3號

(hereinafter called "the said Transferee") do hereby transfer to the said Transferee the
TEN THOUSAND SHARE(S) Shares numbered (10,000)
standing in my (our) name in the Register of

HONGKONG XIBOLUN TECHNOLOGY LIMITED
香港希伯倫科技有限公司

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I (we) hold the same at the time of execution hereof. And I (we) the said Transferee do hereby agree to take the said Shares subject to the same conditions.

Witness our hands the 15 MAY 2012

Witness to the signature(s) of

Name
Address

孙灵敏
(孫靈敏SUN LING MIN)
Transferor

Witness to the signature(s) of

Name
Address

陳詩昌
(陳詩昌CHEN SHIH CHANG)
Transferee

SOLD NOTE

Name of Purchaser (Transferee): 陳詩昌CHEN SHIH CHANG

Address: 臺灣省桃園縣新屋鄉新榮路252巷3號

Occupation: MERCHANT

Name of Company in which the shares to be transferred:

HONGKONG XIBOLUN TECHNOLOGY LIMITED
香港希伯倫科技有限公司

Number of Shares: TEN THOUSAND SHARE(S) of HK$ 1.00 each.

Consideration Received: Hong Kong Dollars TEN THOUSAND (HK$10,000)

STAMP DUTY 48 15.05.12 48 HONG KONG

HONG KONG 00010.00 STAMP DUTY PAID

孙灵敏

(孫靈敏SUN LING MIN)

(Transferor)

Hong Kong, Dated 15 MAY 2012

INSTRUMENT OF TRANSFER ENDORSED

BOUGHT NOTE

Name of Seller (Transferor): 孫靈敏SUN LING MIN

Address: 中國浙江省溫州市龍灣區沙城鎮大郎橋路54號

Occupation: MERCHANT

Name of Company in which the shares to be transferred:

HONGKONG XIBOLUN TECHNOLOGY LIMITED
香港希伯倫科技有限公司

Number of Shares: TEN THOUSAND SHARE(S) of HK$ 1.00 each.

Consideration Received: Hong Kong Dollars TEN THOUSAND (HK$10,000)

STAMP DUTY 48 15.05.12 48 HONG KONG

陳詩昌

(陳詩昌CHEN SHIH CHANG)

(Transferee)

HONG KONG 00010.00 STAMP DUTY PAID

Hong Kong, Dated 15 MAY 2012

INSTRUMENT OF TRANSFER